UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2010

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On December 7, 2010, Mr. Gerard J. Kleisterlee, President and Chief Executive Officer of Koninklijke Philips Electronics N.V. (Royal Philips Electronics), was appointed to the Board of Directors of Dell Inc. Mr. Kleisterlee will serve on the Board of Directors until the next annual meeting of stockholders, to be held in 2011, at which time his continued service will be subject to renomination and stockholder approval.

As a director, Mr. Kleisterlee will participate in the standard compensation plan for non-employee directors, as described in Dell's proxy statement filed with the Securities and Exchange Commission. Pursuant to that plan, in connection with their initial appointment to the Board of Directors, non-employee directors receive a prorated retainer fee (currently at an annual rate of $75,000) and a prorated restricted stock unit grant (currently at an annual value of $200,000), with the number of shares to be determined based on the stock price on the date of grant. The initial retainer payment date and such restricted stock grant date will be the date of the first Board meeting Mr. Kleisterlee attends.

A copy of the press release issued on December 8, 2010, announcing Mr. Kleisterlee’s appointment to the Board, is filed as Exhibit 99.1 to this report.

Item 8.01 – Other Events.

On December 7, 2010, Alex J. Mandl, who has served as a Board member since 1997, was named independent presiding director of the Board, replacing Sam Nunn. Mr. Nunn is scheduled to retire from the Board in July 2011. As presiding director, Mr. Mandl has broad authority and responsibility to: (1) chair executive sessions of the independent directors; (2) confer with the members of the Board on meeting agendas; (3) advise on and, with the Chairman, set the agendas for Board meetings; (4) provide feedback to the Governance and Nominating Committee on the selection of committee chairs; (5) monitor and oversee corporate governance initiatives; (6) act as Chairman if Mr. Dell should have a conflict of interest; and (7) perform such other roles as are assigned by the Governance and Nominating Committee or the full Board of Directors.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

The following document is herewith filed as an exhibit to this report.

Exhibit No.         Description of Exhibit

Exhibit 99.1 –     Press Release issued by Dell Inc., dated December 8, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date:	December 8, 2010	By:	/s/ Janet B. Wright
Janet B. Wright
Vice President and Assistant Secretary (Duly authorized officer)

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EXHIBIT INDEX

Exhibit No.         Description of Exhibit

Exhibit 99.1 –     Press Release issued by Dell Inc., dated December 8, 2010